UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

CF BANKSHARES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CFBK	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 16, 2021, CFBank, the wholly-owned banking subsidiary of CF Bankshares Inc. (the “Company”), completed the sale of its two branches located in Wellsville and Calcutta in Columbiana County, Ohio (the “Branches”) to Consumers National Bank (“Consumers”) in accordance with the Branch Purchase and Assumption Agreement entered into and announced by CFBank and Consumers on December 29, 2020 (the “Branch Sale”).

Upon the closing of the Branch Sale, CFBank sold and transferred to Consumers the land, buildings, fixtures, equipment and other associated assets of the Branches; $104.3 million in deposits attributable to the Branches; $15.0 million in aggregate principal amount of subordinated debt securities issued by unrelated financial institutions and held in CFBank’s portfolio; $2.5 million in aggregate principal amount of loans attributable to the Branches; and $10.7 million in aggregate principal amount of single family residential mortgage loans and home equity lines of credit from CFBank’s Northeast Ohio loan portfolio. In exchange, Consumers paid to CFBank the net book value of the land, building, fixtures, equipment and other associated assets of the Branches, a deposit premium in the amount of $1.9 million (equal to 1.75% of the average daily deposits of the Branches calculated over a 30 day period prior to the closing), and the par value of the subordinated debt securities and loans acquired by Consumers.

CFBank issued a press release announcing a closing of the Branch Sale on July 19, 2021. A copy of the July 19, 2021 press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable

(b)	Pro Forma Financial Information

The unaudited pro forma financial information as of March 31, 2021 and for the three month period ended March 31, 2021 and the year ended December 31, 2020 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	Not applicable

(d)	Exhibits

99.1	Press Release issued by CFBank on July 19, 2021.

99.2	Unaudited Pro Forma Consolidated Balance Sheet of the Company as of March 31, 2021 and Unaudited Pro Forma Consolidated Statements of Income of the Company for the three months ended March 31, 2021 and for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Bankshares Inc.

Date: July 22, 2021	By:	/s/ Kevin J. Beerman
Kevin J. Beerman
Executive Vice President and Chief Financial Officer